Exhibit 10.3

Executive Version

SECURITY AGREEMENT

DATED AS OF AUGUST 8, 2014

between

EAGLE BULK SHIPPING INC.

(a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code)

each of the parties signatory hereto as the Security Providers

and

WILMINGTON TRUST (LONDON) LIMITED

Schedule

Signatories		1

1.	Form of Assignment Notice	1

2.	Form of Assignment Acknowledgement	1

THIS AGREEMENT (this “Agreement”) is dated as of August 8, 2014

BETWEEN:

(1)

EAGLE BULK SHIPPING INC., a corporation incorporated under the laws of the Marshall Islands, a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the “Borrower”) and each other party signatory hereto as a security provider (together with the Borrower, the “Security Providers” and each a “Security Provider”); and

(2)

WILMINGTON TRUST (LONDON) LIMITED, a banking company organized under the laws of England and Wales, as security trustee for the Finance Parties party to the Credit Agreement described below (in this capacity, the “Security Trustee”).

BACKGROUND

Each Security Provider enters into this Agreement in connection with the Superpriority Debtor-in-Possession Credit Agreement dated as of August  8, 2014 between, among others, the Borrower, certain of its subsidiaries, as guarantors, the lenders party thereto, and Wilmington Trust (London) Limited, as agent and security trustee (the “Credit Agreement”).

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

ln this Agreement:

“Assignment Acknowledgement” means an acknowledgement substantially in the form of Exhibit 2 (Form of Assignment Acknowledgement).

“Assignment Notice” means a notice substantially in the form of Exhibit 1 (Form of Assignment Notice).

The term “Collateral” means all personal property, wherever located, other than Excluded Property in which any Security Provider now has or later acquires any right, title or interest, including all:

(a)	accounts;

(b)	chattel paper (including tangible chattel paper and electronic chattel paper);

(c)	goods (including equipment, inventory and fixtures);

(d)	instruments (including promissory notes);

(e)	investment property;

(f)	documents;

(g)	deposit accounts, including without limitation those listed on Schedule 4 and any monies deposited therein from time to time;

(h)	letter-of-credit rights;

(i)	general intangibles (including payment intangibles and software);

(j)	the commercial tort claims described in Schedule 2 (Commercial Tort Claims);

(k)	supporting obligations;

(l)

other assets (including inventions, discoveries, trade secrets, intellectual property rights, patents, trademarks, trade names, service marks and copyrights, registrations of and applications relating to any of the foregoing, and all associated goodwill), and to the extent not listed above as original Collateral, proceeds and products of, and accessions to, each of the above assets. The term “Collateral” excludes any property, right or interest in which a security interest may not be granted under applicable law or under enforceable contractual restrictions binding on a Security Provider. A list and description of all contractual restrictions that purport to restrict the granting of a security in specific Collateral or categories of Collateral of which the Security Providers are aware (after due enquiry) as of the date hereof is set forth in Schedule 3. The inclusion of any restriction in Schedule 3 does not constitute an agreement or acknowledgement by any Security Provider or any Finance Party that that restriction is enforceable under applicable law.

“Control Agreement” means an agreement, in form and substance satisfactory to the Security Trustee, between the Security Trustee, a Security Provider and any other person the Security Trustee may require, with the provisions necessary to establish the Security Trustee’s control of any Collateral consisting of any deposit accounts listed on Schedule 4 and any monies deposited therein from time to time.

“Eagle Chartering” means Eagle Bulk Pte. Ltd., a Singapore company and a direct Wholly-Owned Subsidiary of the Borrower.

“Event of Default” means an event specified as such in Clause 9.1 (Events of Default).

“Excluded Property” means (i) in the case of Eagle Chartering, the DBS Bank Ltd. Account and (ii) property excluded from the “Collateral” under and as defined in the DIP Order.

“Lien” means any security interest, lien, mortgage, pledge, encumbrance, charge, assignment, hypothecation, adverse claim, claim, or restriction on assignment, transfer or pledge or any other arrangement having the effect of conferring security.

“Possessory Collateral” means all Collateral consisting of:

(a)	certificated securities;

(b)	instruments;

(c)	tangible chattel paper; and

(d)	negotiable documents.

“Secured Liabilities” means each liability and obligation specified in Clause 2 (Secured Liabilities).

“Security” means any security interest created by this Agreement.

“Security Period” means the period beginning on the date of this Agreement and ending on the date on which all the Secured Liabilities have been indefeasibly, unconditionally and irrevocably paid and discharged in full. The Security Period will be extended to take into account any extension or reinstatement of this Agreement under Clause 3.2(b) (General). Furthermore, if the Security Trustee considers that an amount paid to it or a Finance Party under a Finance Document is capable of being avoided or otherwise set aside on the bankruptcy, liquidation, insolvency or administration of the payer or otherwise then that amount will not be considered to have been irrevocably paid for the purposes of this Agreement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

1.2	Construction

(a)	Any term defined in the UCC and not defined in this Agreement has the meaning given to that term in the UCC.

(b)	Any term defined in the Credit Agreement and not defined in this Agreement or the UCC has the meaning given to that term in the Credit Agreement.

(c)	No reference to “proceeds” in this Agreement authorizes any sale, transfer or other disposition of Collateral by any Security Provider.

(d)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	an “amendment” includes a supplement, novation, restatement or re-enactment and “amended” will be construed accordingly;

(ii)	Clause, a Subclause or a Schedule is a reference to a Clause or Subclause of, or a Schedule to, this Agreement;

(iii)	a law is a reference to that law as amended or re-enacted and to any successor law;

(iv)	an agreement is a reference to that agreement as amended;

(v)	“fraudulent transfer law” means any applicable U.S. Bankruptcy Law or state fraudulent transfer or conveyance statute, and the related case law; and

(vi)

“law” includes any law, statute, regulation, regulatory requirement, rule, ordinance, ruling, decision, treaty, directive, order, guideline, regulation, policy, writ, judgment, injunction or request of any court or other governmental, inter-governmental or supranational body, officer or official, fiscal or monetary authority, or other ministry or public entity (and their interpretation, administration and application), whether or not having the force of law.

(e)	In this Agreement:

(i)	“includes” and “including” are not limiting;

(ii)	“or” is not exclusive; and

(iii)	the headings are for convenience only, do not constitute part of this Agreement and are not to be used in construing it.

2.	SECURED LIABILITIES

2.1	Secured Liabilities

Each obligation and liability whether:

(a)	present or future, actual, contingent or unliquidated; or

(b)	owed jointly or severally (or in any other capacity whatsoever),

of each Obligor to any Finance Party under or in connection with each Finance Document is a Secured Liability.

2.2	Specification of Secured Liabilities

The Secured Liabilities include any liability or obligation for:

(a)	repayment of the principal of any Loan;

(b)	payment of interest and any other amount payable under the Credit Agreement;

(c)	payment and performance of all other obligations and liabilities of any Obligor under the Finance Documents;

(d)	payment of any amount owed under any amendment, modification, renewal, extension or novation of any of the above obligations; and

(e)

payment of an amount which arises after a petition is filed by, or against, a Security Provider or any other Obligor under the US Bankruptcy Code of 1978 even if the obligations do not accrue because of the automatic stay under Section 362 of the US Bankruptcy Code of 1978 or otherwise.

3.	CREATION OF SECURITY

3.1	Security Interest

In addition to the security granted by the DIP Order (and, in the case of the Borrower, pursuant to and in accordance with the terms of the DIP Order), as security for the prompt and complete payment and performance of the Secured Liabilities when due (whether due because of stated maturity, acceleration, mandatory prepayment, or otherwise) and to induce the Lenders to enter into the Finance Documents, each Security Provider grants to the Security Trustee for the benefit of the Finance Parties a continuing security interest in the Collateral.

3.2	General

(a)	All the Security created under this Agreement (and, in the case of the Borrower, upon the entry of the DIP Orders and subject to the terms thereof):

(i)	is continuing security for the irrevocable and indefeasible payment in full of the Secured Liabilities, regardless of any intermediate payment or discharge in whole or in part;

(ii)	is in addition to, and not in any way prejudiced by, any other security now or subsequently held by any Finance Party.

(b)

If, at any time for any reason (including the bankruptcy, insolvency, receivership, reorganization, dissolution or liquidation of any Security Provider or any other Obligor or the appointment of any receiver, intervenor or conservator of, or agent or similar official for, any Security Provider or any other Obligor or any of their respective properties), any payment received by the Security Trustee or any other Finance Party in respect of the Secured Liabilities is rescinded or avoided or must otherwise be restored or returned by the Security Trustee or any other Finance Party, that payment will not be considered to have been made for purposes of this Agreement, and this Agreement will continue to be effective or will be reinstated, if necessary, as if that payment had not been made.

(c)	This Agreement is enforceable against each Security Provider to the maximum extent permitted by the fraudulent transfer laws.

4.	PERFECTION AND FURTHER ASSURANCES

4.1	General perfection

Each Security Provider must take, at its own expense, promptly, and in any event within any applicable time limit:

(a)	whatever action is necessary or desirable; and

(b)	any action which the Security Trustee or any other Finance Party may reasonably require pursuant to the Credit Agreement and permitted by the DIP Order,

to ensure that this Security is as of the Effective Date, and will continue to be until the end of the Security Period, a validly created, attached, enforceable and perfected first priority continuing security interest in the Collateral, in all relevant jurisdictions, securing payment and performance of the Secured Liabilities and prior to all other Liens on the Collateral except as set forth in the DIP Order.

This includes the giving of any notice, order or direction, the making of any filing or registration, the passing of any resolution and the execution and delivery of any documents or agreements which the Security Trustee may reasonably deem expedient at any time and from time to time upon the written request of the Security Trustee (and at the sole expense of such Security Provider).

4.2	Filing of financing statements

(a)	Without limitation of clause 4.1, each Security Provider authorizes the Security Trustee to prepare and file, at such Security Provider’s expense:

(i)	financing statements describing the Collateral;

(ii)	continuation statements; and

(iii)	any amendment in respect of those statements.

(b)

Each Security Provider expressly authorizes the Security Trustee, if it so elects, to file financing statements with the collateral description “all assets of the Security Provider”, “all personal property of the Security Provider” or other words to that effect.

4.3	Control

Each Security Provider and each other necessary party have entered into an appropriate Control Agreement with the Security Trustee and have taken all other actions necessary for the Security Trustee to have control of any Collateral consisting of the deposit accounts listed on Schedule 4.

4.4	Notice of security interest

(a)	(i)

Each Security Provider shall, upon request by the Security Trustee, execute an Assignment Notice in respect of any Material Contract specified by the Security Trustee and deliver such notice to the appropriate account debtors and contract parties for such Material Contract.

(ii)

Each Security Provider must use its best efforts to cause each of the account debtors and contract parties for such Material Contract to deliver to the Security Trustee an Assignment Acknowledgement within 30 days of the Security Trustee’s request.

(iii)	Each Security Provider must give notice to the Security Trustee of each Material Contract entered into after the date of this Agreement, and at the Security Trustee’s request must:

(A)	send an Assignment Notice to the relevant account debtor or contract party; and

(B)	use its best efforts to cause that account debtor or contract party to deliver a signed Assignment Acknowledgement promptly to the Security Trustee.

(iv)

The Security Trustee shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, and upon written notice to the Borrower of its intention to do so, to deliver a notice to the relevant account debtors or contract parties for any Material Contract (i) notifying them that the relevant Security Provider has granted the Security Trustee a first-priority security interest in its rights and interests under such Material Contract, and (ii) directing such account debtors or contract parties to make payment of all amounts due or to become due to any Security Provider under such Material Contract directly to Security Trustee.

4.5	Further assurances

(a)	Each Security Provider must take, at its own expense, promptly, and in any event within any applicable time limit, whatever action the Security Trustee may require for:

(i)

creating, attaching, perfecting and protecting, and maintaining the priority of, any security interest intended to be created by this Agreement including, without limitation, the execution of any document governed by the laws of the Republic of the Marshall Islands, the laws of Singapore, the laws of Delaware or the laws of the Republic of Liberia, promptly upon request by the Security Trustee;

(ii)

facilitating the enforcement of this Security or the exercise of any right, power or discretion exercisable by the Security Trustee or any of its delegates or sub-delegates in respect of any Collateral;

(iii)	obtaining possession of any Possessory Collateral and control of any Collateral where possession or control is necessary to perfect the security in such Collateral; and

(iv)	facilitating the assignment or transfer of any rights and/or obligations of the Security Trustee or any other Finance Party under this Agreement.

This includes the execution and delivery of any transfer, assignment or other agreement or document, whether to the Security Trustee or its nominee, which the Security Trustee may think expedient.

(b)

Each Security Provider irrevocably constitutes and appoints the Security Trustee, with full power of substitution, as such Security Provider’s true and lawful attorney-in-fact, in such Security Provider’s name or in the Security Trustee’s name or otherwise, and at such Security Provider’s expense, to take any of the actions referred to in paragraph (a) above without notice to or the consent of any Security Provider. This power of attorney is a power coupled with an interest and cannot be revoked. Each Security Provider ratifies and confirms all actions taken by the Security Trustee or its agents under this power of attorney.

5.	SURETYSHIP PROVISIONS

5.1	Nature of Security Providers’ obligations

(a)	Each Security Provider’s obligations under this Agreement are independent of any obligation of the Obligors or any other person.

(b)	A separate action or actions may be brought and prosecuted against each Security Provider under this Agreement.

(c)

The Security Trustee may enforce its rights under this Agreement, whether or not any action is brought or prosecuted against the Obligors or any other person and whether or not the Obligors or any other person is joined in any action under this Agreement.

5.2	Waiver of defenses

(a)

Subject to the DIP Order, the obligations of each Security Provider under this Agreement will not be affected by, and each Security Provider irrevocably waives any defense it might have by virtue of, any act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Agreement (whether or not known to it or any Finance Party). This includes:

(i)	any time, forbearance, extension or waiver granted to, or composition or compromise with, another person;

(ii)	any taking, variation, compromise, exchange, renewal or release of, or any refusal or failure to perfect or enforce, any rights against, or security over assets of, any person;

(iii)	any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realize the full value of any security;

(iv)	any disability, incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of any person;

(v)	any amendment, restatement or novation (however fundamental) of a Finance Document or any other document, guaranty or security;

(vi)

any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document, guaranty or security, the intent of the parties being that the Security Trustee’s security interest in the Collateral and each Security Provider’s obligations under this Agreement are to remain in full force and be construed accordingly, as if there were no unenforceability, illegality or invalidity;

(vii)

any avoidance, postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Obligor under a Finance Document resulting from any bankruptcy, insolvency, receivership, liquidation or dissolution proceedings or from any law, regulation or order so that each such obligation is for the purposes of each Security Provider’s obligations under this Agreement construed as if there were no such circumstance; or

(viii)

the acceptance or taking of other guaranties or security for the Secured Liabilities, or the settlement, release or substitution of any guaranty or security or of any endorser, guarantor or other obligor in respect of the Secured Liabilities.

(b)	Each Security Provider unconditionally and irrevocably waives:

(i)

diligence, presentment, demand for performance, notice of non-performance, protest, notice of protest, notice of dishonor, notice of the creation or incurring of new or additional indebtedness of the Obligors to the Security Trustee or the other Finance Parties, notice of acceptance of this Agreement, and notices of any other kind whatsoever;

(ii)	the filing of any claim with any court in the event of a receivership, insolvency or bankruptcy;

(iii)

the benefit of any statute of limitations affecting any Obligor’s obligations under the Finance Documents or any Security Provider’s obligations under this Agreement or the enforcement of this Agreement or the Security Trustee’s security interest in the Collateral; and

(iv)

any offset or counterclaim or other right, defense, or claim based on, or in the nature of, any obligation now or later owed to any Security Provider by the Obligors, the Security Trustee or any other Finance Party.

(c)

Each Security Provider irrevocably and unconditionally authorizes the Security Trustee and the other Finance Parties to take any action in respect of the Secured Liabilities or any collateral or guaranties securing them or any other action that might otherwise be deemed a legal or equitable discharge of a surety, without notice to or the consent of such Security Provider and irrespective of any change in the financial condition of any Obligor.

5.3	Immediate recourse

Each Security Provider waives any right it may have of first requiring the Security Trustee or any other Finance Party (or any trustee or agent on their behalf) to proceed against or enforce any other rights, security or other guaranty or claim payment from any person before claiming from such Security Provider under this Agreement and enforcing the Security Trustee’s security interest in the Collateral.

5.4	Appropriations

Until the expiry of the Security Period, the Security Trustee and each other Finance Party (or any trustee or agent on their behalf) may:

(a)

refrain from applying or enforcing any other moneys, security, guaranties or rights held or received by the Security Trustee or that other Finance Party (or any trustee or agent on their behalf) in respect of the Secured Liabilities;

(b)	apply and enforce them in such manner and order as it sees fit (whether against the Secured Liabilities or otherwise); and

(c)

hold in a suspense account any moneys received from any realization of the Collateral, from any Security Provider or on account of any Security Provider’s liability under this Agreement or any other Finance Document, without liability to pay interest on those moneys.

5.5	Non-competition

Unless:

(a)	the Security Period has expired, or

(b)	the Security Trustee otherwise directs in writing:

no Security Provider will, after a claim has been made by the Security Trustee or any other Finance Party against such Security Provider or any other Obligor, or by virtue of any payment or performance by such Security Provider under this Agreement:

(i)	be subrogated to any rights, security or moneys held, received or receivable by the Security Trustee or any other Finance Party (or any trustee or agent on their behalf);

(ii)

be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of such Security Provider’s liability under this Agreement or any other Finance Document;

(iii)	claim, rank, prove or vote as a creditor of any Obligor or its estate in competition with the Security Trustee or any other Finance Party (or any trustee or agent on their behalf); or

(iv)	receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor, or exercise any right of set-off as against any Obligor.

Each Security Provider must hold in trust for and immediately pay or transfer to the Security Trustee (or as directed by the Security Trustee) for the Finance Parties any payment or distribution or benefit of security received by it contrary to this Subclause or in accordance with any directions given by the Security Trustee under this Subclause.

5.6	Waiver of subrogation

Notwithstanding any provision to the contrary in any guaranty given by any Security Provider in respect of the Secured Liabilities, each Security Provider:

(a)	irrevocably and unconditionally waives, for the benefit of the Security Trustee and the other Finance Parties; and

(b)	agrees not to claim or assert after the Security Trustee has exercised its rights under Clause 8 (When Security becomes enforceable),

any right of subrogation, contribution or indemnity it may have against any other Obligor as a result of any payment under that guaranty or in respect of the Secured Liabilities.

5.7	Election of remedies

(a)

Each Security Provider understands that the exercise by the Security Trustee and the other Finance Parties of certain rights and remedies contained in the Finance Documents may affect or eliminate each Security Provider’s right of subrogation and reimbursement against the other Obligors and that such Security Provider may therefore incur a partially or totally non- reimbursable liability under this Agreement.

(b)

Each Security Provider expressly authorizes the Security Trustee and the other Finance Parties to pursue their rights and remedies with respect to the Secured Liabilities in any order or fashion they deem appropriate, in their sole and absolute discretion.

(c)

Each Security Provider waives any defense arising out of the absence, impairment, or loss of any or all rights of recourse, reimbursement, contribution, or subrogation or any other rights or remedies of such Security Provider against any other Obligor, any other person or any security, whether resulting from any election of rights or remedies by the Security Trustee or the other Finance Parties, or otherwise.

5.8	Information concerning the Obligors

(a)

Each Security Provider represents and warrants to the Security Trustee and the other Finance Parties that such Security Provider is affiliated with each other Obligor or is otherwise in a position to have access to all relevant information bearing on the present and continuing creditworthiness of each other Obligor and the risk that any Obligor will be unable to pay the Secured Liabilities when due.

(b)

Each Security Provider waives any requirement that the Security Trustee or the other Finance Parties advise such Security Provider of information known to the Security Trustee or any other Finance Party regarding the financial condition or business of any Obligor, or any other circumstance bearing on the risk of non-performance of the Secured Liabilities.

(c)	Each Security Provider assumes sole responsibility for keeping itself informed of the financial condition and business of each other Obligor.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Representations and warranties

The representations and warranties set out in this Clause are made by each Security Provider to each Finance Party.

6.2	Security Provider

(a)

It is a corporation or limited liability company, duly incorporated or formed and validly existing in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, as set forth on Schedule 1.

(b)

Its exact legal name, as it appears in the public records of its jurisdiction of incorporation or organization, is set forth on Schedule 1. It has not changed its name, whether by amendment of its organizational documents, reorganization, merger or otherwise, since its date of incorporation or formation (other than Eagle Bulk Shipping Pte. Ltd. which changed its name to Eagle Management Consultancy Pte. Ltd. on or about May 25, 2012).

(c)	Its organizational identification number, as issued by its jurisdiction of incorporation or formation is set forth on Schedule 1.

(d)	The location of its chief executive office is set forth on Schedule 1. It has not changed its chief executive office within the past five years.

(e)	It keeps at its address indicated in Clause 18 (Notices) its corporate records and all records, documents and instruments constituting, relating to or evidencing Collateral.

6.3	The Collateral

(a)	Except as permitted under the Credit Agreement:

(i)	it is the sole legal and beneficial owner of, and has the power to transfer and grant a security interest in, the Collateral;

(ii)	none of the Collateral is subject to any Lien other than the Security Trustee’s security interest and Permitted Security;

(iii)	it has not agreed or committed to sell, assign, pledge, transfer, license, lease or encumber any of the Collateral, or granted any option, warrant or right with respect to any of the Collateral; and

(iv)

no effective mortgage, deed of trust, financing statement, security agreement or other instrument similar in effect is on file or of record with respect to any Collateral, except for those that create, perfect or evidence the Security Trustee’s security interest or other Permitted Security.

(b)	All Collateral consisting of goods is located solely in the States listed in Schedule 5 (States in which Collateral Consisting of Goods is Located).

(c)

Other than as a result of the Chapter 11 Case, no litigation, arbitration or administrative proceedings are current or pending or, to its knowledge, threatened, involving or affecting the Collateral, and none of the Collateral is subject to any order, writ, injunction, execution or attachment.

6.4	No liability

(a)

Its rights, interests, liabilities and obligations under contractual obligations that constitute part of the Collateral are not affected by this Agreement or the exercise by the Security Trustee of its rights under this Agreement.

(b)

Neither the Security Trustee nor any other Finance Party, unless it expressly agrees in writing, will have any liabilities or obligations under any contractual obligation that constitutes part of the Collateral as a result of this Agreement, the exercise by the Security Trustee of its rights under this Agreement or otherwise.

(c)

Neither the Security Trustee nor any other Finance Party has or will have any obligation to collect upon or enforce any contractual obligation or claim that constitutes part of the Collateral, or to take any other action with respect to the Collateral, other than any obligation under any contract to which the Security Trustee or relevant Finance Party may be a party, outside the knowledge of the Security Provider, if applicable.

6.5	Consideration and solvency

(a)	Terms used in this Subclause have the meanings given to them in, and must be construed in accordance with, the fraudulent transfer laws.

(b)

It will receive valuable direct and indirect benefits as a result of the transactions contemplated by the Finance Documents and these benefits constitute “reasonably equivalent value” and “fair consideration” as those terms are used in the fraudulent transfer laws.

(c)	To the best of its knowledge, the Finance Parties have acted in good faith in connection with the transactions contemplated by this Agreement.

(d)	It has not made a transfer or incurred an obligation under this Agreement with the intent to hinder, delay or defraud any of its present or future creditors.

6.6	Times for making representations and warranties

(a)	The representations and warranties set out in this Agreement (including in this Clause) are made on the date of this Agreement, the Effective Date, the Initial Funding Date and the Final Funding Date.

(b)

Unless a representation and warranty is expressed to be given at a specific date, all representations and warranties under this Agreement are deemed to be repeated by each Security Provider on the date of each borrowing request and the first day of each Interest Period during the Security Period with reference to the facts and circumstances then existing.

(c)	When representations and warranties are repeated, they are applied to the circumstances existing at the time of repetition.

(d)

The representations and warranties of the Security Providers contained in this Agreement or made by any Security Provider in any certificate, notice or report delivered under this Agreement will survive each Utilization Date, the making and repayment of the Loans, and any novation, transfer or assignment of the Loans.

7.	UNDERTAKINGS

7.1	Undertakings

Each Security Provider agrees to be bound by the covenants set out in this Clause.

7.2	The Security Providers

(a)

Each Security Provider must preserve its corporate existence and will not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets.

(b)	No Security Provider may change the jurisdiction of its incorporation or organization.

(c)	No Security Provider may change its name without providing the Security Trustee with 30 days’ prior written notice.

(d)	Each Security Provider must keep at its address indicated in Clause 18 (Notices) its corporate records and all records, documents and instruments constituting, relating to or evidencing Collateral.

(e)

Each Security Provider permits the Security Trustee and its agents and representatives, during normal business hours and upon reasonable notice, to inspect the Collateral, to examine and make copies of and abstracts from the records referred to in paragraph (d) above, and to discuss matters relating to the Collateral directly with each Security Provider’s officers and employees.

(f)	At the Security Trustee’s request, each Security Provider must provide the Security Trustee with any information concerning the Collateral that the Security Trustee may reasonably request.

7.3	The Collateral

(a)	Except as expressly permitted by the Credit Agreement or this Agreement, each Security Provider:

(i)	must maintain sole legal and beneficial ownership of its rights, title and interest in the Collateral;

(ii)

must not permit any Collateral to be subject to any Lien other than the Security Trustee’s security interest and other Permitted Security must at all times warrant and defend the Security Trustee’s security interest in the Collateral against all other Liens and claimants;

(iii)	must not sell, assign, transfer, pledge, license, lease or encumber, or grant any option, warrant, or right with respect to, any of the Collateral, or agree or contract to do any of the foregoing;

(iv)	must not waive, amend or terminate, in whole or in part, any accessory or ancillary right or other right in respect of any Collateral; and

(v)	must not take any action which would result in a reduction in the value of any Collateral.

(b)

The Collateral must remain personal property at all times. No Security Provider may affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a fixture.

(c)

Each Security Provider must pay when due (and in any case before any penalties are assessed or any Lien is imposed on any Collateral) all taxes, assessments and charges imposed on or in respect of Collateral and all claims against the Collateral, including claims for labor, materials and supplies, provided that no Security Provider shall be required to pay any such tax, assessment, charge or claim which is being contested in good faith and by appropriate proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

(d)

In any suit, legal action, arbitration or other proceeding involving the Collateral or the Security Trustee’s security interest, each Security Provider must take all lawful action to avoid impairment of the Security Trustee’s security interest or the Security Trustee’s rights under this Agreement or the imposition of a Lien on any Collateral.

7.4	Notices

(a)	Each Security Provider must give the Security Trustee prompt notice of the occurrence of any of the following events:

(i)

any pending or threatened claim, suit, legal action, arbitration or other proceeding involving or affecting any Security Provider or any Collateral which could reasonably be expected to have a Material Adverse Effect, if adversely determined;

(ii)	any loss or damage to any portion of the Collateral that could have a Material Adverse Effect; or

(iii)	any representation or warranty contained in this Agreement is or becomes untrue, incorrect or incomplete in any material respect.

(b)	Each notice delivered under this Clause, must include:

(i)	reasonable details about the event; and

(ii)	such Security Provider’s proposed course of action.

Delivery of a notice under this Clause does not affect such Security Provider’s obligations to comply with any other term of this Agreement.

8.	WHEN SECURITY BECOMES ENFORCEABLE

Subject to the DIP Order, this Security may be enforced by the Security Trustee at any time after an Event of Default has occurred and is continuing.

9.	ENFORCEMENT OF SECURITY

9.1	Events of Default

Each of the events set out in this Subclause is an Event of Default.

(a)	a Security Provider does not comply with Clause 7.3(a) (The Collateral)

(b)	a Security Provider does not comply with any other term of this Agreement or any Control Agreement to which it is a party unless the non-compliance:

(i)	is capable of remedy; and

(ii)	is remedied within 10 days of receipt of written notice from the Security Trustee to such Security Provider or the Security Provider’s becoming aware of such breach;

(c)	a representation or warranty made or repeated in this Agreement or any Control Agreement, is untrue or incorrect in any material aspect when made or deemed to be repeated;

(d)	any attachment, execution or levy is made in respect of any part of the Collateral; or

(e)	an “Event of Default” (as that term is defined in the Credit Agreement) occurs.

9.2	General

(a)	In accordance with the DIP Order, after an Event of Default has occurred and is continuing, the Security Trustee may immediately, in its absolute discretion, exercise any right under:

(i)	applicable law; or

(ii)	this Agreement,

to enforce all or any part of the Security in respect of any Collateral in any manner or order it sees fit.

(b)	This includes:

(i)

any rights and remedies available to the Security Trustee under applicable law and under the UCC (whether or not the UCC applies to the affected Collateral and regardless of whether or not the UCC is the law of the jurisdiction where the rights or remedies are asserted) as if those rights and remedies were set forth in this Agreement in full;

(ii)	transferring or assigning to, or registering in the name of, the Security Trustee or its nominees any of the Collateral;

(iii)	exercising any consent and other rights relating to any Collateral;

(iv)	performing or complying with any contractual obligation that constitutes part of the Collateral;

(v)

receiving, endorsing, negotiating, executing and delivering or collecting upon any check, draft, note, acceptance, chattel paper, account, instrument, document, letter of credit, contract, agreement, receipt, release, bill of lading, invoice, endorsement, assignment, bill of sale, deed, security, share certificate, stock power, proxy, or instrument of conveyance or transfer constituting or relating to any Collateral;

(vi)

asserting, instituting, filing, defending, settling, compromising, adjusting, discounting or releasing any suit, action, claim, counterclaim, right of set-off or other right or interest relating to any Collateral;

(vii)	executing and delivering acquittances, receipts and releases in respect of Collateral; and

(viii)	exercising any other right or remedy available to the Security Trustee under the other Finance Documents or any other agreement between the parties.

9.3	Collections after an Event of Default

(a)

If an Event of Default occurs and is continuing, each Security Provider must hold all funds and other property received or collected in respect of the Collateral in trust for the Security Trustee, and must keep these funds and this other property segregated from all other funds and property so as to be capable of identification.

(b)

Each Security Provider must deliver those funds and that other property to the Security Trustee in the identical form received, properly endorsed or assigned when required to enable the Security Trustee to complete collection.

(c)

After the occurrence and during the continuation of an Event of Default, no Security Provider may settle, compromise, adjust, discount or release any claim in respect of Collateral or accept any returns of merchandise other than in the ordinary course of business.

9.4	Security Trustee’s rights upon default

(a)

Each Security Provider irrevocably constitutes and appoints the Security Trustee, with full power of substitution, as such Security Provider’s true and lawful attorney-in-fact, in such Security Provider’s name or in the Security Trustee’s name or otherwise, and at the Security Providers’ expense, to take any of the actions authorized by this Agreement or permitted under applicable law upon the occurrence and during the continuation of an Event of Default, without notice to or the consent of any Security Provider. This power of attorney is a power coupled with an interest and cannot be revoked. Each Security Provider ratifies and confirms all actions taken by the Security Trustee or its agents under this power of attorney.

(b)	Each Security Provider agrees that 10 days’ notice shall constitute reasonable notice m connection with any sale, transfer or other disposition of Collateral.

(c)

The Security Trustee may comply with any applicable state or federal law requirements in connection with a disposition of Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral.

(d)

The grant to the Security Trustee under this Agreement of any right, power or remedy does not impose upon the Security Trustee any duty to exercise that right, power or remedy. The Security Trustee will have no obligation to take any steps to preserve any claim or other right against any person or with respect to any Collateral.

(e)

The Security Providers bear the risk of loss, damage, diminution in value, or destruction of the Collateral provided that, the Security Trustee shall use reasonable care in the custody and preservation of all Collateral in the Security Trustee’s possession in accordance with Section 9-207(a) of the UCC.

(f)	The Security Trustee will have no responsibility for any act or omission of any courier, bailee, broker, bank, investment bank or any other person chosen by it with reasonable care.

(g)	The Security Trustee makes no express or implied representations or warranties with respect to any Collateral or other property released to any Security Provider or its successors and assigns.

(h)

Each Security Provider agrees that the Security Trustee will have met its duty of care under applicable law if it holds, maintains and disposes of Collateral in the same manner that it holds, maintains and disposes of property for its own account.

(i)	Except as set forth in this Clause or as required under applicable law, the Security Trustee will have no duties or obligations under this Agreement or otherwise with respect to the Collateral.

(j)	The sale, transfer or other disposition under this Agreement of any right, title, or interest of a Security Provider in any item of Collateral will:

(i)	operate to divest such Security Provider permanently and all persons claiming under or through such Security Provider of that right, title, or interest, and

(ii)	be a perpetual bar, both at law and in equity, to any claims by such Security Provider or any person claiming under or through such Security Provider,

with respect to that item of Collateral.

9.5	No marshaling

(a)	The Security Trustee need not, and each Security Provider irrevocably waives and agrees that it will not invoke or assert any law requiring the Security Trustee to:

(i)	attempt to satisfy the Secured Liabilities by collecting them from any other person liable for them; or

(ii)	marshal any security or guarantee securing payment or performance of the Secured Liabilities or any particular asset of such Security Provider.

(b)

The Security Trustee may release, modify or waive any collateral or guarantee provided by any other person to secure any of the Secured Liabilities, without affecting the Security Trustee’s rights against any Security Provider.

10.	APPLICATION OF PROCEEDS

Any moneys received in connection with the Collateral by the Security Trustee after this Security has become enforceable must be applied in the following order of priority:

(a)	first, in or towards payment of or provision for all costs and expenses incurred by the Security Trustee or any other Finance Party in connection with the enforcement of this Security;

(b)	second, in or towards payment of, or provision for, the Secured Liabilities in accordance with the Credit Agreement; and

(c)	third, in payment of the surplus (if any) to the Security Providers or any other person entitled to it under applicable law.

This Clause is subject to the payment of any claims having priority over this Security. This Clause does not prejudice the right of any Finance Party to recover any shortfall from any Security Provider.

11.	EXPENSES AND INDEMNITY

(a)

Each Security Provider must pay immediately on demand to the Security Trustee all costs and expenses incurred by the Security Trustee any other Finance Party, attorney, manager, delegate, sub-delegate, agent or other person appointed by the Security Trustee under this Agreement for the purpose of enforcing its rights under this Agreement. This includes:

(i)	costs of foreclosure and of any transfer, disposition or sale of Collateral;

(ii)	costs of maintaining or preserving the Collateral or assembling it or preparing it for transfer, disposition or sale;

(iii)	costs of obtaining money damages; and

(iv)

fees and expenses of attorneys employed by the Security Trustee for any purpose related to this Agreement or the Secured Liabilities, including consultation, preparation and negotiation of any amendment or restructuring, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration.

(b)

Each Security Provider must indemnify and keep indemnified the Security Trustee, the other Finance Parties and their respective affiliates, directors, officers, representatives and agents from and against all claims, liabilities, obligations, losses, damages, penalties, judgments, costs and expenses of any kind (including attorney’s fees and expenses) which may be imposed on, incurred by or asserted against any of them by any person (including any Finance Party) in any way relating to or arising out of:

(i)	this Agreement;

(ii)	the Collateral;

(iii)	the Security Trustee’s security interest in the Collateral;

(iv)	any Event of Default;

(v)	any action taken or omitted by the Security Trustee under this Agreement or any exercise or enforcement of rights or remedies under this Agreement; or

(vi)	any transfer sale or other disposition of or any realization on Collateral.

(c)

No Security Provider will be liable to an indemnified party to the extent any liability results from that indemnified party’s gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction). Payment by an indemnified party will not be a condition precedent to the obligations of each Security Provider under this indemnity.

(d)	This Clause survives the Effective Date, the making and repayment of the Loans, any novation, transfer or assignment of the Loans and the termination of this Agreement.

12.	DELEGATION

12.1	Power of attorney

The Security Trustee may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by it under or in connection with this Agreement.

12.2	Terms

Any such delegation may be made upon any terms (including power to sub-delegate) which the Security Trustee may think fit.

12.3	Liability

The Security Trustee will not be in any way liable or responsible to any Security Provider for any loss or liability arising from any act, default, omission or misconduct on the part of any delegate or subdelegate.

13.	EVIDENCE AND CALCULATIONS

In the absence of manifest error, the records of the Security Trustee are conclusive evidence of the existence and the amount of the Secured Liabilities.

14.	CHANGES TO THE PARTIES

14.1	Security Providers

No Security Provider may assign, delegate or transfer any of its rights or obligations under this Agreement without the consent of the Lenders, and any purported assignment, delegation or transfer in violation of this provision shall be void and of no effect.

14.2	Security Trustee

(a)	The Security Trustee may assign or transfer its rights and obligations under this Agreement in the manner permitted under the Credit Agreement.

(b)

Each Security Provider waives and will not assert against any assignee of the Security Trustee any claims, defenses or set-offs which such Security Provider could assert against the Security Trustee except for defenses which cannot be waived under applicable law.

14.3	Successors and assigns

This Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of each Security Provider and the Security Trustee.

15.	MISCELLANEOUS

15.1	Amendments and waivers

Any term of this Agreement may be amended or waived only by the written agreement of each Security Provider and the Security Trustee.

15.2	Waivers and remedies cumulative

(a)	The rights and remedies of the Security Trustee under this Agreement:

(i)	may be exercised as often as necessary;

(ii)	are cumulative and not exclusive of its rights under applicable law; and

(iii)	may be waived only in writing and specifically.

(b)	Delay in exercising, or non-exercise, of any right or remedy under this Agreement is not a waiver of that right or remedy.

15.3	Counterparts

This Agreement may be executed in counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

16.	SEVERABILITY

If any term of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Agreement; or

(b)	the legality, validity or enforceability in any other jurisdiction of that or any other term of this Agreement.

17.	RELEASE

At the end of the Security Period, the Security Trustee must, at the request and cost of each Security Provider, take whatever action such Security Provider may reasonably require to release the Collateral from this Security.

18.	NOTICES

18.1	Notices

Any communication in connection with this Agreement must be in writing and, unless otherwise stated, must be given in person or by fax.

18.2	Contact details

(a)	The contact details of each Security Provider for this purpose are:
	Address:	c/o Eagle Shipping International (USA) LLC
477 Madison Avenue, Suite 1405
New York, New York 10022
	Fax:	+1 212 785 3311
	Attention:	Sophocles Zoullas

(b)	The contact details of the Security Trustee for this purpose are:
	Address:	Wilmington Trust (London) Limited
Third Floor, 1 King’s Arms Yard
London EC2R 7AF
United Kingdom
	Fax:	+44 207 391 3601
	Attention:	Paul Barton
	Email:	pbarton@wilmingtontrust.com

(c)	Either party may change its contact details by giving five Business Days' notice to the other party.

(d)	Where a party nominates a particular department or officer to receive a communication, a communication will not be effective if it fails to specify that department or officer.

18.3	Effectiveness

(a)	Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or 5 Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

and, if a particular department or officer is specified as part of its address details provided under Clause 18.2, if addressed to that department or officer.

(b)	Any communication or document which becomes effective, in accordance with paragraph (a) above, after 5:00p.m. in the place of receipt shall be deemed only to become effective on the following day.

19.	GOVERNING LAW

This Agreement, the relationship between the Security Providers and the Finance Parties and any claim or dispute (whether sounding in contract, tort, statute or otherwise) relating to this Agreement or that relationship shall be governed by and construed in accordance with law of the State of New York and (to the extent applicable) the Bankruptcy Code, including section 5-1401 of the New York General Obligations Law but excluding any other conflict of law rules that would lead to the application of the law of another jurisdiction. If the law of a jurisdiction other than New York is, under section 1-105(2) of the UCC, mandatorily applicable to the perfection, priority or enforcement of any security interest granted under this Agreement in respect of any particular Collateral, that other law shall apply solely to the matters of perfection, priority or enforcement to which it is mandatorily applicable.

20.	ENFORCEMENT

20.1	Jurisdiction

(a)

For the benefit of the Security Trustee, each Security Provider agrees that the Bankruptcy Court (and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, any New York State court or Federal court sitting in the City and County of New York) has jurisdiction to settle any disputes in connection with this Agreement and accordingly submits to the jurisdiction of those courts.

(b)	Each Security Provider:

(i)

waives objection to the Bankruptcy Court, New York State and Federal courts on grounds of personal jurisdiction, inconvenient forum or otherwise as regards proceedings in connection with this Agreement; and

(ii)

agrees that a judgment or order of the Bankruptcy Court, a New York State or Federal court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

(c)	Nothing in this Clause limits the right of the Security Trustee or any other Finance Party to bring proceedings against any Security Provider in connection with this Agreement:

(i)	in any other court of competent jurisdiction; or

(ii)	concurrently in more than one jurisdiction.

20.2	Service of Process

(a)

Each Security Provider agrees that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding or by registered or certified mail (postage prepaid) to its address specified in Clause 18.2 (Contact Details), or by any other method of service provided for under the applicable laws in effect in the State of New York.

20.3	Waiver of immunity

To the extent that any Security Provider has or hereafter may acquire any immunity from jurisdiction of any court or from legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its properties, such Security Provider irrevocably waives that immunity in respect of its obligations under this Agreement.

20.4	Complete Agreement

This Agreement and the other Finance Documents contain the complete agreement between the parties on the matters to which they relate and supersede all prior commitments, agreements and understandings, whether written or oral, on those matters.

20.5	Waiver of Jury Trial

EACH SECURITY PROVIDER AND THE SECURITY TRUSTEE (FOR ITSELF AND ON BEHALF OF THE OTHER FINANCE PARTIES) WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

20.6	Control by or Delivery to Prepetition Agent

Any provision of this Agreement requiring delivery of Collateral to or control of Collateral by the Collateral Agent shall be deemed satisfied to the extent that such Collateral is delivered to or controlled by the Prepetition Agent so long as pursuant to the DIP Order, the Security Trustee shall have and shall be entitled to exercise the rights of the Prepetition Agent with respect thereto.

The undersigned, intending to be legally bound, have executed and delivered this Agreement on the date stated at the beginning of this Agreement.

SIGNATORIES

Security Providers

EAGLE BULK SHIPPING INC.

By:     /s/ Adir Katzav
Name: Adir Katzav
Title:   Chief Financial Officer

AVOCET SHIPPING LLC

BITTERN SHIPPING LLC

CANARY SHIPPING LLC

CARDINAL SHIPPING LLC

CONDOR SHIPPING LLC

CRANE SHIPPING LLC

CRESTED EAGLE SHIPPING LLC

CROWNED EAGLE SHIPPING LLC

EGRET SHIPPING LLC

FALCON SHIPPING LLC

GANNET SHIPPING LLC

GOLDEN EAGLE SHIPPING LLC

GOLDENEYE SHIPPING LLC

GREBE SHIPPING LLC

HARRIER SHIPPING LLC

HAWK SHIPPING LLC

IBIS SHIPPING LLC

IMPERIAL EAGLE SHIPPING LLC

JAEGER SHIPPING LLC

JAY SHIPPING LLC

KESTREL SHIPPING LLC

KINGFISHER SHIPPING LLC

KITE SHIPPING LLC

KITTIWAKE SHIPPING LLC

MARTIN SHIPPING LLC

MERLIN SHIPPING LLC

NIGHTHAWK SHIPPING LLC

ORIOLE SHIPPING LLC

OSPREY SHIPPING LLC

OWL SHIPPING LLC

PEREGRINE SHIPPING LLC

PETREL SHIPPING LLC

PUFFIN SHIPPING LLC

REDWING SHIPPING LLC

ROADRUNNER SHIPPING LLC

SANDPIPER SHIPPING LLC

SHRIKE SHIPPING LLC

SKUA SHIPPING LLC

SPARROW SHIPPING LLC

STELLAR EAGLE SHIPPING LLC

TERN SHIPPING LLC

THRASHER SHIPPING LLC

THRUSH SHIPPING LLC

WOODSTAR SHIPPING LLC

WREN SHIPPING LLC

By: Eagle Bulk Shipping Inc.,

its sole member

By:     /s/ Adir Katzav
Name: Adir Katzav
Title:   Chief Financial Officer

GRIFFON SHIPPING LLC

HERON SHIPPING LLC

EAGLE BULK (DELAWARE) LLC

EAGLE SHIPPING INTERNATIONAL (USA) LLC

By: Eagle Bulk Shipping Inc.,

its sole member

By:     /s/ Adir Katzav
Name: Adir Katzav
Title:   Chief Financial Officer

EAGLE MANAGEMENT CONSULTANTS LLC

EAGLE SHIP MANAGEMENT LLC

By: Eagle Shipping International (USA) LLC, its sole member

By: Eagle Bulk Shipping Inc., its sole member

By:     /s/ Adir Katzav
Name: Adir Katzav
Title:   Chief Financial Officer

AGALI SHIPPING S.A.

KAMPIA SHIPPING S.A.

MARMARO SHIPPING S.A.

MESTA SHIPPING S.A.

MYLOS SHIPPING S.A.

NAGOS SHIPPING S.A.

RAHI SHIPPING S.A.

SIRIKARI SHIPPING S.A.

SPILIA SHIPPING S.A.

ANEMI MARITIME SERVICES S.A.

By:     /s/ Adir Katzav
Name: Adir Katzav
Title:   Chief Financial Officer

EAGLE BULK PTE. LTD.

EAGLE MANAGEMENT CONSULTANCY PTE. LTD.

By:     /s/ Adir Katzav
Name: Adir Katzav
Title:   Chief Financial Officer

SECURITY TRUSTEE

WILMINGTON TRUST (LONDON) LIMITED

By:     /s/ Paul Barton
Name: Paul Barton
Title: Director

SCHEDULE 1

DETAILS OF SECURITY PROVIDERS

Name of Guarantor	Jurisdiction of formation	Organizational identification number	Chief executive office
Eagle Bulk Shipping Inc.	Marshall Islands	14155	477 Madison Avenue, Suite 1405 New York, NY 10022

Avocet Shipping LLC	Marshall Islands	961535	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Bittern Shipping LLC	Marshall Islands	961510	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Canary Shipping LLC	Marshall Islands	961511	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Cardinal Shipping LLC	Marshall Islands	960647	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Condor Shipping LLC	Marshall Islands	960610	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Crane Shipping LLC	Marshall Islands	961536	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Crested Eagle Shipping LLC	Marshall Islands	961008	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Crowned Eagle Shipping LLC	Marshall Islands	961009	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Egret Shipping LLC	Marshall Islands	961537	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Name of Guarantor	Jurisdiction of formation	Organizational identification number	Chief executive office
Falcon Shipping LLC	Marshall Islands	960609	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Gannet Shipping LLC	Marshall Islands	961584	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Golden Eagle Shipping LLC	Marshall Islands	960908	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Goldeneye Shipping LLC	Marshall Islands	961351	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Grebe Shipping LLC	Marshall Islands	961585	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Harrier Shipping LLC	Marshall Islands	960611	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Hawk Shipping LLC	Marshall Islands	960608	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Ibis Shipping LLC	Marshall Islands	961586	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Imperial Eagle Shipping LLC	Marshall Islands	960909	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Jaeger Shipping LLC	Marshall Islands	960845	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Jay Shipping LLC	Marshall Islands	961654	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Name of Guarantor	Jurisdiction of formation	Organizational identification number	Chief executive office
Kestrel Shipping LLC	Marshall Islands	860846	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Kingfisher Shipping LLC	Marshall Islands	961655	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Kite Shipping LLC	Marshall Islands	960635	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Kittiwake Shipping LLC	Marshall Islands	960847	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Martin Shipping LLC	Marshall Islands	961656	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Merlin Shipping LLC	Marshall Islands	960723	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Nighthawk Shipping LLC	Marshall Islands	961842	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Oriole Shipping LLC	Marshall Islands	960848	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Osprey Shipping LLC	Marshall Islands	960634	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Owl Shipping LLC	Marshall Islands	961886	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Peregrine Shipping LLC	Marshall Islands	960646	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Name of Guarantor	Jurisdiction of formation	Organizational identification number	Chief executive office
Petrel Shipping LLC	Marshall Islands	961146	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Puffin Shipping LLC	Marshall Islands	961147	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Redwing Shipping LLC	Marshall Islands	961354	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Roadrunner Shipping LLC	Marshall Islands	961148	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Sandpiper Shipping LLC	Marshall Islands	961149	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Shrike Shipping LLC	Marshall Islands	961010	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Skua Shipping LLC	Marshall Islands	961011	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Sparrow Shipping LLC	Marshall Islands	960636	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Stellar Eagle Shipping LLC	Marshall Islands	961061	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Tern Shipping LLC	Marshall Islands	960850	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Thrasher Shipping LLC	Marshall Islands	961512	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Name of Guarantor	Jurisdiction of formation	Organizational identification number	Chief executive office
Thrush Shipping LLC	Marshall Islands	961781	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Woodstar Shipping LLC	Marshall Islands	961391	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Wren Shipping LLC	Marshall Islands	961353	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Agali Shipping S.A.	Marshall Islands	22708	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Eagle Bulk Pte. Ltd	Singapore	201014311N	c/o Eagle Bulk Pte. Ltd., 41 Cuppase Road, # 07-02/03 Singapore, 229469

Griffon Shipping LLC	Marshall Islands	960644	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Heron Shipping LLC	Marshall Islands	960722	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Kampia Shipping S.A.	Marshall Islands	22441	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Marmaro Shipping S.A.	Marshall Islands	22711	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Mesta Shipping S.A.	Marshall Islands	22440	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Mylos Shipping S.A.	Marshall Islands	22709	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Nagos Shipping S.A.	Marshall Islands	22799	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Name of Guarantor	Jurisdiction of formation	Organizational identification number	Chief executive office
Rahi Shipping S.A,	Marshall Islands	22710	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Sirikari Shipping S.A.	Marshall Islands	22707	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Spilia Shipping S.A.	Marshall Islands	23053	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Anemi Maritime Services S.A.	Liberia	C-107667	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Eagle Bulk (Delaware) LLC	Delaware	4205214	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Eagle Management Consultancy Pte. Ltd.	Singapore	201014812W	c/o Eagle Management Consultancy Pte. Ltd. 51 Cuppage Road, #07-02/03 Singapore, 229469

Eagle Management Consultants LLC	Delaware	4697620	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Eagle Ship Management LLC	Delaware	4697618	c/o Eagle Shipping International (USA) LLC, 477 Madison Avenue, Suite 1405 New York, NY 10022

Eagle Shipping International (USA) LLC	Marshall Islands	960607	477 Madison Avenue, Suite 1405 New York, NY 10022

SCHEDULE 2

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 3

CONTRACTUAL RESTRICTIONS

None.

SCHEDULE 4

DEPOSIT ACCOUNTS

Security Provider	Account no.	Currency	Name and location of bank or financial institution
Eagle Bulk Shipping Inc.	EAGBUSH-USD1	USD	RBS, London
Eagle Bulk Shipping Inc.	705798267	USD	HSBC Bank USA N.A., New York
Eagle Bulk Shipping Inc.	TBD[1]	USD	HSBC Bank USA N.A., New York
Avocet Shipping LLC	AVOCSHIP-USDA	USD	RBS, London
Bittern Shipping LLC	BITTSHIP-USDA	USD	RBS, London
Canary Shipping LLC	CANASHIP-USDA	USD	RBS, London
Cardinal Shipping LLC	CARDISHI-USD1	USD	RBS, London
Condor Shipping LLC	CONDSHI-USD1	USD	RBS, London
Crane Shipping LLC	CRANSHIP-USDA	USD	RBS, London
Crested Eagle Shipping LLC	CREEAGSH-USDA	USD	RBS, London
Crowned Eagle Shipping LLC	CROEAGSH-USDA	USD	RBS, London
Egret Shipping LLC	EGRESHIP-USDA	USD	RBS, London
Falcon Shipping LLC	FALCSHI-USD1	USD	RBS, London
Gannet Shipping LLC	GANNSHIP-USDA	USD	RBS, London
Golden Eagle Shipping LLC	GOEASH-USD1	USD	RBS, London
Goldeneye Shipping LLC	GOEYSHIP-USD1	USD	RBS, London
Grebe Shipping LLC	GREBSHIP-USDA	USD	RBS, London
Harrier Shipping LLC	HARSHI-USD1	USD	RBS, London
Hawk Shipping LLC	HAWKSHI-USD1	USD	RBS, London
Ibis Shipping LLC	IBISSHIP-USDA	USD	RBS, London
Imperial Eagle Shipping LLC	IMEASH-USD1	USD	RBS, London
Jaeger Shipping LLC	JAESHI-USD1	USD	RBS, London
Jay Shipping LLC	JAYSHI-USDA	USD	RBS, London

1 Account to be opened to hold any Adequate Assurance Deposit Required under a first day order.

Kestrel Shipping LLC	KESSHI-USD1	USD	RBS, London
Kingfisher Shipping LLC	KINSHI-USDA	USD	RBS, London
Kite Shipping LLC	KITESHI-USD1	USD	RBS, London
Kittiwake Shipping LLC	KITTSHI-USDA	USD	RBS, London
Martin Shipping LLC	MARTSHIP-USDA	USD	RBS, London
Merlin Shipping LLC	MERLSHIP-USD1	USD	RBS, London
Nighthawk Shipping LLC	NIGSHI-USDA	USD	RBS, London
Oriole Shipping LLC	ORIOSHIP-USD1	USD	RBS, London
Osprey Shipping LLC	OSPRSHI-USD1	USD	RBS, London
Owl Shipping LLC	OWLSHI-USD1	USD	RBS, London
Peregrine Shipping LLC	PERESHI-USD1	USD	RBS, London
Petrel Shipping LLC	PETSHIPL-USD1	USD	RBS, London
Puffin Shipping LLC	PUFSHI-USD1	USD	RBS, London
Redwing Shipping LLC	REDWSHIP-USD1	USD	RBS, London
Roadrunner Shipping LLC	ROASHI-USD1	USD	RBS, London
Sandpiper Shipping LLC	SANDSHIP-USD1	USD	RBS, London
Shrike Shipping LLC	SHRSHI-USDA	USD	RBS, London
Skua Shipping LLC	SKUASH-USDA	USD	RBS, London
Sparrow Shipping LLC	SPARSHI-USD1	USD	RBS, London
Stellar Eagle Shipping LLC	STEEAGSH-USDA	USD	RBS, London
Tern Shipping LLC	TERNSHI-USD1	USD	RBS, London
Thrasher Shipping LLC	THRASHIP-USDA	USD	RBS, London
Thrush Shipping LLC	THRSHIP-USDA	USD	RBS, London
Woodstar Shipping LLC	WOODSHIP-USD1	USD	RBS, London
Wren Shipping LLC	WRENSHIP-USD1	USD	RBS, London
Agali Shipping S.A.	None.	N/A	N/A
Eagle Bulk Pte. Ltd.	05.03.22.672	USD	The Royal Bank of Scotland N.V., Singapore
Eagle Bulk Pte. Ltd.	62-9319237-001	SGD	Oversea-Chinese Banking Corporation Limited, Singapore

Eagle Bulk Pte. Ltd.	EBPLG	USD	DBS Bank Ltd., Singapore
Griffon Shipping LLC	GRIFSHI-USD1	USD	RBS, London
Heron Shipping LLC	HEROSHIP-USD1	USD	RBS, London
Kampia Shipping S.A.	None.	N/A	N/A
Marmaro Shipping S.A.	None.	N/A	N/A
Mesta Shipping S.A.	None.	N/A	N/A
Mylos Shipping S.A.	None.	N/A	N/A
Nagos Shipping S.A.	None.	N/A	N/A
Rahi Shipping S.A,	None.	N/A	N/A
Sirikari Shipping S.A.	None.	N/A	N/A
Spilia Shipping S.A.	None.	N/A	N/A
Anemi Maritime Services S.A.	None.	N/A	N/A
Eagle Bulk (Delaware) LLC	None.	N/A	N/A
Eagle Management Consultancy Pte. Ltd.	05.03.22.702	USD	The Royal Bank of Scotland N.V., Singapore
Eagle Management Consultancy Pte. Ltd.	003-926528-0	SGD	DBS Bank Ltd., Singapore
Eagle Management Consultancy Pte. Ltd.	003-392261-02	SGD	DBS Bank Ltd., Singapore
Eagle Management Consultants LLC	EAMACO-USDA	USD	RBS, London
Eagle Ship Management LLC	EASHMA-USDA	USD	RBS, London
Eagle Shipping International (USA) LLC	EASHINUS-USD1	USD	RBS, London
Eagle Shipping International (USA) LLC	50028634	GBP	RBS, London
Eagle Shipping International (USA) LLC	705741605	USD	HSBC Bank USA, N.A., New York
Eagle Shipping International (USA) LLC	705471934	USD	HSBC Bank USA, N.A., New York

SCHEDULE 5

STATES IN WHICH COLLATERAL CONSISTING OF GOODS IS LOCATED

New York State and Republic of Singapore

EXHIBIT 1

FORM OF ASSIGNMENT NOTICE

[on the letterhead of the relevant Security Provider]

From:     [SECURITY PROVIDER]

To:         [COUNTERPARTY]

Copy:    WILMINGTON TRUST (LONDON) LIMITED

[DATE]

Ladies and Gentlemen,

Re: [describe Contract] (the Contract)

1.     Notice

We give you notice that we have granted Wilmington Trust (London) Limited, as security trustee, (the Security Trustee) a first-priority security interest in all of our rights and interests under the Contract.

2.     Rights under the Contract

Until you receive a notice or instruction from the Security Trustee to the contrary (an Enforcement Notice), we may exercise all our rights and powers under the Contract. After the Security Trustee has delivered to you an Enforcement Notice, the Security Trustee will have the exclusive right to exercise all of our rights and powers under the Contract. In particular, after the delivery of an Enforcement Notice, you are to pay all sums due under the Contract only as directed by the Security Trustee. If there is a conflict between instructions you receive from us and instructions you receive from the Security Trustee, you are to follow the Security Trustee’s instructions.

3.     Authorization

We irrevocably instruct and authorize you, from and after the date of this letter, to:

(a)	disclose to the Security Trustee any information relating to the Contract which the Security Trustee may request;

(b)	comply with the terms of any notice or instruction you receive from the Security Trustee relating to the Contract; and

(c)	send copies of any notices and other information required or permitted to be sent to us under the Contract to the Security Trustee as follows:

[●]

Fax:      [●]

Attention:      [●]

4.     Amendments

The instructions in this letter may not be revoked or amended without the prior written consent of the Security Trustee.

5.     Acknowledgement

We request that you indicate your agreement to the terms of this notice by signing and returning to the Security Trustee and to us copies of the acknowledgement that is attached.

Yours faithfully,

[SECURITY PROVIDER]

(Authorized signatory)

By:

Title:

EXHIBIT 2

FORM OF ASSIGNMENT ACKNOWLEDGEMENT

[on the letterhead of the Counterparty]

From:	[COUNTERPARTY]

To:	WILMINGTON TRUST (LONDON) LIMITED and [SECURITY PROVIDER]

[DATE]

Ladies and Gentlemen:

Re: [describe the Contract] [the Contract]

1.

We confirm that we have received from [SECURITY PROVIDER] (the Security Provider) a notice dated [      ] (the Notice) informing us that the Security Provider has granted to Wilmington Trust (London) Limited, as security trustee, (the Security Trustee) a first-priority security interest in all of its rights and interests under the Contract.

2.	We also confirm that:

(a)	we accept the instructions and authorizations contained in the Notice and undertake to comply with the terms of the Notice;

(b)	we have not received notice of any other assignment of the Contract or of any interest or claim of any third party in or to the Contract; and

(c)

we will comply with all notices and instructions we receive from the Security Trustee, and after our receipt of the Enforcement Notice referred to in the Notice, we will pay sums due under the Contract only as directed by the Security Trustee.

Yours faithfully,

[COUNTERPARTY]
(Authorized signatory)

By:

Title: